UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K



                  CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                           1934 REPORTING REQUIREMENTS




                    Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)             May 23, 2000


                                    NN, Inc.
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(Exact name of registrant as specified in its charter)


      Delaware                    0-23485                    62-1096725
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(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)        Identification Number)



800 Tennessee Road, Erwin, Tennessee                              37650
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(Address of principal executive offices)                        (Zip code)


(Registrant's telephone number, including area code)       (423) 743-9151


                             NN Ball & Roller, Inc.
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(Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

      On May 11, 2000, the stockholders of NN Ball & Roller, Inc. (the "Company"), at an Annual Meeting of Stockholders, which was duly called and held, approved an amendment to the Company's Certificate of Incorporation changing the name of the company from NN Ball & Roller, Inc. to NN, Inc. On May 23, 2000 the Company filed a Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 (Registrant)




Date:  5-31-00                               /s/ William C. Kelly, Jr.
                                                 William C. Kelly, Jr.
                                                 Chief Accounting Officer